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                                                                   Exhibit 10.2





July 14, 2000



Trega Biosciences, Inc.
Attn: Gerard A. Wills
9880 Campus Point Drive
San Diego, CA 92121

Re:      LOAN EXTENSION
         Borrower Name: Trega Biosciences, Inc.
         Loan Number: 07380-00063
         Note Number: 0003

Dear Mr. Wills,

Imperial Bank has approved an extension of the above-referenced credit facility to September 5, 2000 from its current maturity as evidenced by that certain note dated August 6, 1999.

Except as modified and extended hereby, the existing loan documentation as amended concerning your obligation remains in full force and effect.

Very truly yours,

IMPERIAL BANK




Anna Maria Frost-Jensen
Senior Vice President
Emerging Growth Division


ACKNOWLEDGED AND ACCEPTED ON ______________________, 2000.



By:    __________________________

Its:   __________________________


By:    __________________________

Its:   __________________________